                            SCHEDULE 14C INFORMATION

               Information Statement Pursuant to Section 14(c) of
                      the Securities Exchange Act of 1934


      Check the appropriate box:
      ( ) Preliminary Information Statement
      ( ) Confidential, for Use of the Commission Only (as permitted by Rule
          14c-5(d)(2))
      (X) Definitive Information Statement

                          FIRST COLONIAL VENTURES, LTD.
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                   (Name of Registrant As Specified in Its Charter)

Payment of Filing Fee:

(X) No Fee Required

( ) Fee Computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of shares of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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( ) Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the previous filing by registration statement number, or the Form or Schedule and the date of filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party

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    (4) Date Filed

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

                             INFORMATION STATEMENT

INTRODUCTION

This Information Statement is furnished by the Board of Directors of First Colonial Ventures, Ltd. (the "Company") in connection with (i) the agenda referred to in the notice of special meeting of shareholders (ii) the election of directors, and pursuant to the written consent of the Board of Directors. This Information Statement and enclosed materials are being sent on or before the close of business on June 18, 1999, to stock holders of record as of that date. On March 11, 1999, the Board of Directors approved the above action. The shareholders will vote on the resolutions individually, as submitted by the Board of Directors; will elect directors; and transact any other business that is properly presented to the meeting. The Company will cause the resolutions and the election of the directors to become effective immediately after the meeting.

                     WE ARE NOT ASKING YOU FOR A PROXY AND
                   YOU ARE REQUESTED NOT TO SEND US A PROXY.

The information included herein should be reviewed in conjunction with the financial statements, notes to financial statements, auditors report and other information included in the Company's 1997 Annual Report on Form 10-KSB that is being mailed with this Information Statement to all stockholders.

OUTSTANDING SECURITIES AND VOTING RIGHTS

As of the Record date, there were issued and outstanding 15,516,263 shares of the Company's Common Stock, $.001 par value and no shares of the Company's no par value Preferred Stock, (collectively the "Voting Securities"), for the purpose of determining stockholders entitled to receive this Information Statement.

Each holder of voting securities present at the meeting will be entitled to one vote for each share of voting securities in his name or provided to him by proxy. If you are not able to attend the meeting but wish to have your shares voted you may provide your proxy to any non-management person of your choice. Copies of such proxies should be submitted to the Secretary of the Company prior to the meeting.

                            ELECTION OF DIRECTORS

INFORMATION CONCERNING NOMINEES

The Bylaws of the Company authorize the Board of Directors to fix the number of directors up to a maximum of nine (9). The Board of Directors has currently fixed the number of directors at five (5) and nominated two (2) of the incumbent directors for re-election to the Board. Kenneth Owen, President of Communications 2000 (d.b.a The Telephone Equipment Company) has consented to serve as a director, if elected. The independent directors' positions will be eliminated with the termination of the Company's status as a Business Development Company. If that resolution is not passed then 60% of the directors elected will need to be independent. Each director will be elected to hold office until the next annual meeting of stockholders and until his successor has been duly elected and qualified.

Of the three (3) nominees for election to the Board of Directors two (2) are members of the current Board of Directors. Each of the nominees has consented to be named in this Information Statement and has consented to serve as a director. However, should any nominee named herein for the office of director become unable or unwilling to accept nomination or election, the Board of Directors may recommend and nominate another person in the place and stead of such person. The Board of Directors has no reason to believe that any substitute nominee will be required.

MURRAY W. GOLDENBERG, age 59 has been Secretary, Treasurer and a director of the Company since September 1, 1987, and President of the Company since October 1, 1988. Mr. Goldenberg has been a financial consultant to numerous troubled companies in various industries, including the garment and heavy equipment manufacturing industries. Mr. Goldenberg was as a trustee in bankruptcy and was a Chartered Accountant Licensed under the laws of Canada and the Province of Manitoba. He has been included, along with several other individuals, in an indictment from the United States District Court.
Southern District of New York, alleging conspiracy, securities fraud and wirefraud. Mr. Goldenberg denies the allegations and believes that the charges are without merit.

LESLIE I. HANDLER, age 61 has been a Director of the company since August 27, 1991. From 1988 to 1992, Mr. Handler was President of Far West Commercial Finance Company, Los Angeles, California, the asset-based lending subsidiary of Far West Federal Bank, Portland, Oregon. Mr. Handler is an experienced senior manager with more that 30 years of experience with asset-based lending organizations. Since 1993, Mr. Handler has been a consultant to the banking industry.

KENNETH OWEN, age 34 is presently President of Communications 2000 and was Vice-President of Southern California Telephone, and President of Doorgate Corporation.

                              EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth the annual cash and non-cash compensation paid by the company for services rendered by all officers and directors for the fiscal years ended December 31, 1994, 1995, 1996, 1997 and 1998.


NAME AND                                    PRINCIPAL
PRINCIPAL                                     ANNUAL            ALL OTHER
POSITION                      YEAR        COMPENSATION (4)     COMPENSATION (3)
-------------------------------------------------------------------------------
MURRAY W. GOLDENBERG          1998           $ 165,000
                              1997           $ 165,000
                              1996           $ 165,000               (1)
                              1995           $ 162,000
                              1994           $ 132,500

LESLIE I. HANDLER             1998                -
                              1997                -
                              1996                -                  (2)
                              1995                -
                              1994                -


(1) During the year ended December 31, 1994, Mr. Goldenberg and his family were issued 1,400,511 shares of the Company's common stock valued at $ .001 per share in exchange for the issuance of their continuing personal guarantee and the hypothecation of their residence for CRI's bank line of credit.

(2) During the year ended December 31, 1994, Mr. Leslie I. Handler and his family were issued 1,400,511 shares of the Company's common stock valued at $.001 per share in exchange for the issuance of their continuing personal guarantee and the hypothecation of their residence for CRI's bank line of credit.

(3) No compensation or benefit of any kind other than detailed in (4) below was paid to any director for services rendered in that capacity.

(4) The remuneration described above does not include the cost to the company of premiums for health insurance provided as a benefit to the two directors listed.

EMPLOYMENT AGREEMENTS

In 1993, the Company entered into a three-year Employment Agreement with Mr. Murray W. Goldenberg who serves as President, Treasurer and Secretary of the Company. The initial term of the Employment Agreement expired in 1996; however, the Company has renewed the Agreement each year thereafter on the same terms and conditions.

                          SECURITY OWNERSHIP OF CERTAIN
                               BENEFICIAL OWNERS
                                AND MANAGEMENT

The following table sets forth information as of March 31, 1999 concerning shares of the company's voting securities beneficially owned by i) each stockholder know by the Company to be the beneficial owner of more than 5% of the Company's outstanding voting securities and ii) all officers and directors of the Company as a group.


TITLE                 NAME AND ADDRESS                AMOUNT OF           PERCENT
 OF                    OF BENEFICIAL                  BENEFICIAL            OF
CLASS                      OWNER                      OWNERSHIP            CLASS
----------------------------------------------------------------------------------
Common Stock          First Capital Services, Inc.     2,250,000           14.79%
                      2300 Glades Road
                      Boca Raton, FL

Common Stock          Murray W. Goldenberg                23,707 (1)         *
                      8515 Falmouth, Ste 315
                      Playa Del Rey, CA

Common Stock          Leslie I. Handler                   39,470             *
                      1108 Via Zumaya
                      Palos Verdes, CA  90274

Common Stock          Douglas Pearson                          0             0
                      19 Promence Point S.W.
                      Calgary Alberta, Canada T3H 3E8

All Officers and directors                                63,177             *
as as a group (3 Directors)


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* Less than 1%

1) This does not include 30,000 shares owned by Mr. Goldenberg's adult children or 53,595 shares owned by Patricia Goldenberg, Mr. Goldenberg's wife. Mr. Goldenberg has no voting control over these shares and disclaims any beneficial ownership.

                                 ANNUAL REPORT

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING FINANCIAL STATEMENTS AND NOTES THERETO, IS BEING MAILED TO EACH STOCKHOLDER TOGETHER WITH THIS INFORMATION STATEMENT. ADDITIONAL COPIES OF THE ANNUAL REPORT MAY BE OBTAINED BY STOCKHOLDERS WITHOUT CHARGE BY WRITING TO THE COMPANY AT THE ADDRESS OF THE COMPANY SET FORTH ON THE COVER OF THIS INFORMATION STATEMENT.

                     COMPLIANCE WITH SECTION 16(a) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and certain of its officers and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Form 5's were required for those persons, the Company believes that during the year ended December 31, 1997, all filings requirements applicable to its offers, directors and greater than 10% beneficial owners were complied with during the fiscal year.

                               OTHER BUSINESS

No further business will be transacted at the shareholders' meeting.

                        COST OF INFORMATION STATEMENT

This Information Statement has been prepared by the Company and its Board of Directors, and the Company will bear the costs of distributing this Information Statement to stockholders, including the expense of preparing, assembling, printing, and mailing the Information Statement and attached materials. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses, and other custodians, moninees and fiduciaries for their reasonable expenses in forwarding this Information Statement and related materials to stockholders. The Company may pay for and use the services of other individuals or companies not regularly employed by the Company in connection with the distribution of this Information Statement if the Board of Directors of the Company determines that this is advisable.

                    BY THE ORDER OF THE BOARD OF DIRECTORS

                           MURRAY W. GOLDENBERG
                          CHAIRMAN OF THE BOARD